WADDELL & REED ADVISORS FUNDS

Supplement dated July 15, 2009
to the
Waddell & Reed Advisors Equity Funds Prospectus dated January 30, 2009 and as supplemented April 1, 2009
and to the
Advisors Fixed Income and Money Market Funds Prospectus dated January 30, 2009 and as supplemented May 4, 2009 and May 28, 2009

The following information is added to the disclosure regarding NAV purchases of Class A shares in the section entitled “Sales Charge Waivers for Certain Investors:”

Effective July 15, 2009 and continuing through October 31, 2009, clients of Legend Equities Corporation may use the proceeds from the redemption of shares of any mutual fund not underwritten by Waddell & Reed, Inc. or Ivy Funds Distributor, Inc. to invest in Class A shares of the Ivy Family of Funds and/or Class A shares of the Waddell & Reed Advisors Funds at net asset value or NAV.  To qualify, the application for purchase of Class A shares must be signed and dated by the client between July 15, 2009 and October 31, 2009.  Class A shares are still subject to a 12b-1 distribution and service fee.

The redemption of mutual fund shares may be a taxable event, even if the redemption proceeds are promptly invested in another mutual fund.  Investors are encouraged to discuss the tax consequences of redeeming mutual fund shares with their own financial or tax advisors.

NUP2000